EXHIBIT 10.1

Summary Sheet of

Non-employee Director Compensation

March 15, 2006

Effective January 1, 2006

1.                                      Board of Directors

Annual Retainer	$30,000 (from $25K)

In-person meeting fee	$1,500 (no change)

Telephone meetings*	$1,000 (from $0)

2.                                      Audit Committee

Chair annual retainer	$10,000 (from $5K)

Member retainer	$2,500 (from $0)

In-person meeting fee	$1,250 (no change)

Telephone meetings*	$1,000 (from $0)

3.                                      Compensation Committee

Chair annual retainer**	$5,000 (from $0)

Member retainer	$0 (no change)

In-person meeting fee	$1,250 (no change)

Telephone meetings*	$1,000 (from $0)

4.                                      Nominating and Corporate Governance Committee

Chair annual retainer**	$5,000 (from $0)

Member retainer	$0 (no change)

In-person meeting fee	$1,250 (no change)

Telephone meetings*	$1,000 (from $0)

Payment shall be made for each committee meeting attended even if attending more than one committee meeting on the same day.

* in excess of one hour

** only one retainer will be paid if chairing more than one committee (higher retainer paid)